                                 EXHIBIT 24.0

                              POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of The Ryland Group, Inc., a Maryland corporation, constitute and appoint Timothy J. Geckle and Robert J. Cunnion, III, or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in either of them, to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., its Registration Statement on Form S-8, and any amendment (including post-effective amendments) or supplement thereto, relating to the offer and sale of common stock of the Corporation pursuant to the 2000 Non-Employee Director Equity Plan and to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., its Post-Effective Amendment No. 1 to Form S-8 for the 1992 Non-Employee Director Equity Plan relating to the deregistration of shares thereunder, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or each of them, as herein authorized.


Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ R. Chad Dreier                             Chairman of the Board, President and                 December 13, 2000
--------------------                                 Chief Executive Officer
R. Chad Dreier                                    (Principal Executive Officer)


/s/ Gordon A. Milne                                 Senior Vice President and                       December 13, 2000
---------------------                                Chief Financial Officer
Gordon A. Milne                                   (Principal Financial Officer)



/s/ David L. Fristoe                          Senior Vice President, Controller and                 December 13, 2000
----------------------                               Chief Accounting Officer
David L. Fristoe                                  (Principal Accounting Officer)



/s/ Leslie M. Frecon                                         Director                               December 13, 2000
--------------------
Leslie M. Frecon

/s/ William L. Jews                                          Director                               December 13, 2000
--------------------
William L. Jews

/s/ William G. Kagler                                        Director                               December 13, 2000
---------------------
William G. Kagler

/s/ Ned Mansour                                              Director                               December 13, 2000
--------------------
Ned Mansour

/s/ Robert E. Mellor                                         Director                               December 13, 2000
--------------------
Robert E. Mellor

/s/ Norman J. Metcalfe                                       Director                               December 13, 2000
----------------------
Norman J. Metcalfe

/s/ Charlotte St. Martin                                     Director                               December 13, 2000
------------------------
Charlotte St. Martin

/s/ Paul J. Varello                                          Director                               December 13, 2000
--------------------
Paul J. Varello

/s/ John O. Wilson                                           Director                               December 13, 2000
--------------------
John O. Wilson